UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-04447

                             Brandywine Fund, Inc.
                             ---------------------

               (Exact name of registrant as specified in charter)

                               3711 Kennett Pike
                              Greenville, DE 19807
                              --------------------

              (Address of principal executive offices) (Zip code)

                                Foster S. Friess
                             Friess Associates, LLC
                           115 East Snow King Avenue,
                                 P. O. Box 576
                             Jackson, Wyoming 83001
                             ----------------------

                   (Name and address of agent for service)

                                 (302) 656-3017
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  09/30/2003

Date of reporting period: 09/30/2003

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                              THE BRANDYWINE FUNDS

Managed by Friess Associates, LLC        Annual Report       September 30, 2003

DEAR FELLOW SHAREHOLDERS:

   Brandywine and Brandywine Blue grew 2.1 and 1.9 percent in the September-quarter, bringing their year-to-date gains to 16.5 and 16.2 percent. We're encouraged that this solid performance occurred despite an environment dominated by excessively risky stocks and confident that our focus on companies with strong fundamentals will increasingly benefit the Brandywine Funds as the market digests what's transpired so far this year.

   Makers of durable consumer goods were a notable positive force in the September quarter. Portfolio holdings handily outperformed the sector as a whole thanks to company-specific factors that drew attention to Nissan Motors (in both funds) and audio-equipment maker Harman International (Brandywine). Harman, for example, built on its lengthy string of positive earnings surprises with 45 percent June-quarter earnings growth.

   Retail and technology holdings helped Brandywine Blue maintain its year-to-date lead on large-cap indexes such as the S&P 500 and Russell 1000, which are up 14.7 and 15.7 percent so far this year. While holdings from those sectors also contributed to Brandywine's performance, they didn't bolster relative performance versus mid-cap indexes by quite as much.

   For more information on the specific holdings that influenced September-quarter results the most, please see "Roses & Thorns" on pages 4 and 6.

                    BRANDYWINE       BRANDYWINE BLUE
 CUMULATIVE          % CHANGE            % CHANGE
 ----------         ----------       ---------------
 QUARTER                2.11                1.90
 ONE YEAR              11.64               16.94
 FIVE YEARS            40.69               47.27
 TEN YEARS            123.57              144.87
 INCEPTION            794.10*<F1>         391.50**<F2>

 ANNUALIZED
 ----------
 FIVE YEARS             7.07                8.05
 TEN YEARS              8.38                9.37
 INCEPTION             13.14*<F1>          13.33**<F2>

*<F1> 12/30/85    **<F2> 1/10/91

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   One of Wall Street's better-known axioms is that smaller companies lead the market in the early stage of an economic recovery, and investors have used this to justify speculative bets on small and midsize companies with lackluster fundamentals, high valuations or both.

   For example, a key reason Brandywine didn't capture the full rise in tech stocks in the quarter was that we harvested gains in many tech stocks when their price-to-earnings ratios hit 25 or 30, only to watch them run up to frothy levels of 40, 50 or higher. Another reason was that weak stocks fueled much of tech's rise.

   According to Morningstar, the type of stocks that outperformed by a wide margin in the September quarter and in the six months through September fell into the firm's "distressed" category. Meanwhile, we can cite numerous examples of companies firing on all cylinders whose results went unnoticed or actually led to declines during this time. Aetna, a big year-to-date contributor, was a drag on September-quarter results. Shares began falling soon after Aetna topped estimates by 25 percent with 300 percent June-quarter earnings growth and raised guidance for future earnings growth.

   Aetna's decline offset a sizable rise in Brandywine holding Pharmaceutical Resources. Other health-care holdings generally lagged the overall market because of the focus on tech and other areas that top-down market strategists deem more appealing in economic recoveries. As a result, health care as a group was a performance detractor.

   It's an odd position to be in when a double-digit gain through the first nine months of the year begs explanation. But, like you, we're acutely aware of relative performance. While Brandywine outpaces major indexes such as the S&P 500 this year, we recognize that's not the case versus some other commonly touted benchmarks. A closer look at indexes that currently lead Brandywine portfolio in the short, year-to-date timeframe sheds some light on relative results.

   The Russell Midcap, for example, grew 6.4 percent in the September quarter and is up 22.9 percent so far this year. A study by Prudential shows that companies with no earnings were the largest performance contributors in both
               -----------
periods! Companies in the index's top 20 percent in terms of price-to-earnings ratios, a quintile with a median P/E of 40, represented the second greatest positive performance influence.

   The same reckless trend was evident in the Russell Midcap Growth. With a 116 percent year-to-date gain, Yahoo, a company with a 2003 P/E of 101, was the index's top contributor. The top 15 contributors to the index this year have an average P/E of 52.

   We're growth investors that expect the stocks we identify to experience P/E-multiple expansion as the broader investment community becomes aware of the catalysts that drive earnings growth among the companies we hold. But we don't throw caution to the wind.

   We're also valuation-sensitive because the more a stock's price gets ahead of underlying fundamentals the more likely it is to fall, and no one can predict what will trigger the decline or when. Said simply, we don't bet your assets in a game of chicken against the market's mood no matter how rosy things seem at a given point in time.

   A rally led by low-quality and overpriced stocks is unsustainable. A stronger connection between stock prices and fundamentals will need to arise if the market's progress is to continue, and we're already seeing evidence of such a development as we approach earnings reporting season for the first three months of the highly anticipated second half of the year.

   Investors have pinned their hopes on a late-year economic recovery, and we expect weak companies with results that belie this overarching thesis to be punished while companies that provide positive confirmation on the grassroots level invite rewards.

   The average Brandywine Funds holding sells at just 16 times 2004 estimates and is expected to grow earnings 29 percent next year, versus a P/E of over 17 and an earnings growth rate of only 10 percent for the average S&P 500 company. We sense investors will find the strong earnings trends and reasonable valuations among your companies increasingly appealing in the months ahead.

   Thanks for your long-term focus and continued confidence. We're working hard to build on the growth your portfolio achieved this year through September. Your entire Friess team joins me in sending best wishes.

   Sincerely,

   /s/ Bill D'Alonzo

   Bill D'Alonzo
   Chief Executive Officer                                    October 10, 2003

              LATE TRADING, MARKET TIMING AND THE BRANDYWINE FUNDS

   By now you're probably aware of investigations involving mutual fund firms that allegedly allowed "late trading," the placing of orders after the market's close at a mutual fund's net asset value for that day. Late trading is illegal under the Investment Company Act of 1940 and other federal securities laws. The Brandywine Funds have never permitted late trading and would not even if there was no law against it, as it is an obvious violation of the trust shareholders place in mutual fund managers.

   As distinguished from late trading, the market timing of mutual funds is an investment strategy that certain investors pursue, and one that is not on its face illegal. Nonetheless, to the best of our knowledge, the Brandywine Funds are not used for market timing arbitrage activities. Additionally, we do not have any special arrangements in place with intermediaries or other third parties to permit or facilitate such arbitrage activities.

   Like all mutual fund industry participants, at SEC Chairman William Donaldson's request we are pro-actively examining our policies and procedures in areas touched by the recent investigation to see whether they could be further improved upon.

   We take our obligations to you, our fellow shareholders, seriously. Thank you for your continued confidence in the Brandywine Funds.

INVESTMENT MINIMUM LOWERED . . .

   Over the years, many folks asked that we reduce the $25,000 minimum investment for Brandywine and Brandywine Blue. Well, we listened. The Funds' board voted to allow investments into the Brandywine Funds at $10,000, effective November 1, 2003. If you know of friends or family who passed on the Brandywine Funds because the $25,000 minimum was too high, please let them know.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1. UnitedHealth Group, Inc.         -6.7%
 2. State Street Corp.               +3.7%
 3. Autozone, Inc.                   +0.7%
 4. Nextel Communications, Inc.     +32.4%
 5. Williams-Sonoma, Inc.           -10.3%
 6. Oracle Corp.                    -11.7%
 7. Fox Entertainment Group, Inc.    -6.8%
 8. Boston Scientific Corp.          -4.1%
 9. Express Scripts, Inc.            -0.9%
10. BJ Services Co.                  -6.1%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             27%
                         S&P 500                    10%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2004 VS 2003

       ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.
                              SEPTEMBER 30, 2003.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     28.8%

                                    MID CAP
                            $2 billion to $9 billion
                                     52.4%

                                   SMALL CAP
                                below $2 billion
                                     16.4%

                                      CASH
                                      2.4%

                            TOP TEN INDUSTRY GROUPS

Financial/Business Services (10.4%)
Specialty Retailing (8.2%)
Computer/Electronics (7.8%)
Medical/Dental Products & Services (7.6%)
Automotive Related (7.4%)
Software (7.1%)
Semiconductor Related (6.0%)
Medical/Managed Care (5.8%)
Communications Equipment/Services (5.5%)
Health Care Related (5.3%)
All Others (26.5%)
Cash (2.4%)

                                BRANDYWINE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                           $ GAIN
  BIGGEST $ WINNERS    (IN MILLIONS)   % GAIN     REASON FOR MOVE
  -----------------    -------------   ------     ---------------
   Nissan Motor Co.        $19.7        17.6      Nissan continued to gain U.S. market share through sales of new models such as its
                                                  Quest minivan. The popularity of its new line of offerings allowed Japan's third-
                                                  largest automaker to sell 700,215 vehicles representing $13.7 billion in revenue in the three months through June without the costly incentives that are common among its competitors.

     Best Buy Co.          $18.4        18.1      Strong back-to-school computer sales helped the electronics retailer boost August-
                                                  quarter same-store sales 7.5 percent from year-ago levels. Earnings jumped to
                                                  $0.42 per share from $0.24 a year ago on demand for high-margin digital products, such as televisions, phones and cameras. Your team sold Best Buy when it reached its target price.

    Pharmaceutical
      Resources            $15.7        40.2      The manufacturer and distributor of generic drugs grew June-quarter earnings 19 percent, beating Wall Street expectations. The company announced it will sell a generic version of GlaxoSmithKline's antidepressant drug Paxil, which had 2002 sales of $2 billion. Pharmaceutical Resources raised revenue guidance for calendar-year 2003 on September 30.

     Cytyc Corp.            $9.8        43.0      The developer of diagnostic tests for women turned in record June-quarter results, driven by 10 percent quarterly sequential volume growth of its ThinPrep Pap Test for cervical cancer. The company also received FDA approval for an imaging system that reads ThinPrep slides.

        Nextel
    Communications          $9.0         9.1      June-quarter earnings per share quadrupled to $0.28, beating estimates by 13 percent. The wireless carrier's nationwide rollout of "direct connect" continues to drive subscriber growth and increase revenue generated per user. The company lowered its interest expense during the quarter by refinancing debt and improved its debt-to-capital ratio.

                           $ LOSS
   BIGGEST $ LOSERS    (IN MILLIONS)   % LOSS     REASON FOR MOVE
   ----------------    -------------   ------     ---------------
     Oracle Corp.          $12.1        11.7      The enterprise software developer matched August-quarter earnings growth forecasts of 14 percent, but lost ground because of weaker-than-expected license revenues.
                                                  August is typically a weak quarter for the company and overall improving trends in technology spending coincide with the start of an upgrade cycle in database products, which account for 80 percent of Oracle's license revenues.

      Aetna Inc.           $10.9         9.8      June-quarter earnings grew to $1.28 per share from $0.32 a year ago, beating estimates by 25 percent. However, shares fell on membership and revenue declines, which should have been expected as the health insurer aggressively cut unprofitable members in a bid to improve its profitability earlier this year.
                                                  Additionally, an analyst's report raised concerns that health insurers may not be able to increase prices or add members if the job market doesn't turn around. Your team sold Aetna and locked in a substantial profit.

Williams-Sonoma, Inc.      $10.6        10.3      The owner of Pottery Barn and Williams-Sonoma specialty stores grew June-quarter earnings 25 percent. Fears that a fragile economic recovery would falter were exacerbated by an analyst inferring that a change in the company's hiring plans was driven by declining sales trends. Williams-Sonoma raised its earnings guidance for the October quarter.

   Cardinal Health          $9.4        10.0      June-quarter earnings grew 20 percent, but the pharmaceutical wholesaler lowered its long-term growth expectations. A lack of new drugs hitting the market and longer regulatory reviews for those in the pipeline has tightened the inventory channel and made products less profitable. Your team sold Cardinal Health to fund an idea with better near-term prospects.

  UnitedHealth Group        $9.2         6.7      Despite 41 percent June-quarter earnings growth that exceeded estimates, shares declined as investors migrated into speculative names and away from solid, predictable growth companies in the "conservative" health-care sector. The provider of health-care coverage has a long history of surpassing Wall Street's earnings expectations, which currently predict calendar-year 2003 earnings growth of 35 percent.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1. Nextel Communications, Inc.    +34.5%
 2. UnitedHealth Group Inc.         -5.7%
 3. Autozone, Inc.                  +0.0%
 4. State Street Corp.              +4.3%
 5. Texas Instruments Inc.          -1.3%
 6. Fox Entertainment Group, Inc.   -7.2%
 7. America Movil                  +10.9%
 8. Hewlett-Packard Co.             -4.9%
 9. Oracle Corp.                   -11.4%
10. Baxter International Inc.       -3.2%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             32%
                         S&P 500                    10%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2004 VS 2003

       ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.
                              SEPTEMBER 30, 2003.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     57.2%

                                    MID CAP
                            $2 billion to $9 billion
                                     34.7%

                                      CASH
                                      8.1%

                            TOP TEN INDUSTRY GROUPS

Financial/Business Services (10.2%)
Specialty Retailing (9.9%)
Semiconductor Related (9.5%)
Communications Equipment/Services (8.9%)
Medical/Dental Products & Services (7.4%)
Software (7.0%)
Automotive Related (6.9%)
Computer/Electronics  (6.3%)
Oil/Gas Services (5.4%)
Medical/Managed Care (4.8%)
All Others (15.6%)
Cash (8.1%)

                              BRANDYWINE BLUE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                           $ GAIN
 BIGGEST $ WINNERS     (IN MILLIONS)   % GAIN     REASON FOR MOVE
 -----------------     -------------   ------     ---------------
    Best Buy Co.            $2.5        17.5      Strong back-to-school computer sales helped the electronics retailer boost August-
                                                  quarter same-store sales 7.5 percent from year-ago levels. Earnings jumped to
                                                  $0.42 per share from $0.24 a year ago on demand for high-margin digital products, such as televisions, phones and cameras. Your team sold Best Buy when it reached its target price.

  Nissan Motor Co.          $2.3        17.6      Nissan continued to gain U.S. market share through sales of new models such as its
                                                  Quest minivan. The popularity of its new line of offerings allowed Japan's third-
                                                  largest automaker to sell 700,215 vehicles representing $13.7 billion in revenue in the three months through June without the costly incentives that are common among its competitors.

   Staples, Inc.            $1.5        17.0      July-quarter earnings jumped 38 percent, beating estimates by 13 percent, as the operator of office-supply superstores attracted more business customers and enjoyed record operating profit margins. Sales in the three months ended August surged 18 percent to nearly $2.9 billion.

    Intel Corp.             $1.4        18.1      June-quarter earnings grew 56 percent, topping consensus estimates. The manufacturer of microprocessors for computers raised guidance by 21 percent in
                                                  September. Personal computer sales rose and the mix shifted to higher-margin notebook computers utilizing Intel's recently introduced Centrino chip, which enables wireless Internet access. Your team sold Intel when it reached its target price.

       Nextel
   Communications           $1.3         9.1      June-quarter earnings per share quadrupled to $0.28, beating estimates by 13 percent. The wireless carrier's nationwide rollout of "direct connect" continues to drive subscriber growth and increase revenue generated per user. The company lowered its interest expense during the quarter by refinancing debt and improved its debt-to-capital ratio.

                           $ LOSS
  BIGGEST $ LOSERS     (IN MILLIONS)   % LOSS     REASON FOR MOVE
  ----------------     -------------   ------     ---------------
    Oracle Corp.            $1.5        11.4      The enterprise software developer matched August-quarter earnings growth forecasts of 14 percent, but lost ground because of weaker-than-expected license revenues.
                                                  August is typically a weak quarter for the company and overall improving trends in technology spending coincide with the start of an upgrade cycle in database products, which account for 80 percent of Oracle's license revenues.

     Aetna Inc.             $1.1         9.9      June-quarter earnings grew to $1.28 from $0.32 a year ago, beating estimates by 25 percent. However, shares fell on membership and revenue declines, which should have been expected as the health insurer aggressively cut unprofitable members in a bid to improve its profitability. Additionally, an analyst's report raised concerns that health insurers may not be able to increase prices or add members if the job market doesn't turn around. Your team sold Aetna and locked in a substantial profit.

  XL Capital CL A           $1.1         7.0      June-quarter earnings per share grew to $1.94 from $0.18 a year ago. The provider of insurance and reinsurance coverage sold off as hurricane Isabel moved toward the East Coast. Your team sold XL Capital to fund an idea with greater near-term earnings visibility.

  Cardinal Health           $0.9         9.7      June-quarter earnings grew 20 percent, but the pharmaceutical wholesaler lowered its long-term growth expectations. A lack of new drugs hitting the market and longer regulatory reviews for those in the pipeline has tightened the inventory channel and made products less profitable. Your team sold Cardinal Health to fund an idea with better near-term prospects.

 Fox Entertainment
       Group                $0.9         7.3      Shares fell when a competitor reduced its full-year revenue forecast, saying that advertising sales in local markets were falling short of expectations. June-
                                                  quarter earnings per share grew to $0.29 from $0.08 a year ago, topping estimates by 21 percent. Fox has experienced an increase in upfront advertising spending due to hit shows like "American Idol."

All gains/losses are calculated on an average cost basis

              MANAGEMENT'S DISCUSSION OF RESULTS, BRANDYWINE FUND

   Brandywine is a growth fund, one that values companies based on their ability to grow earnings. Earnings did not drive stock prices for most of the 12 months through September, and companies with poor fundamentals prospered.

   Advanced Micro Devices, a company expected to lose money in 2003 and 2004, typified this dominant market trend. Analysts now believe the company's losses will be 91 and 200 percent worse in those years than they predicted just six months ago. Despite the company's deteriorating outlook, Advanced Micro soared 108 percent in the year ended September 30.

   The trend toward low-quality stocks was especially pronounced in the December quarter of 2002, when investors made sector bets on semiconductors and other broad groups based on general optimism about the economy rather than the actual earnings prospects of the specific companies in the sectors. For example, the Philadelphia Stock Exchange Semiconductor Index grew 21 percent in the quarter at the same time 2003 earnings estimates for the companies in the index fell 25 percent.

   Brandywine did not hold the kind of earnings-challenged technology-related stocks that performed best in the December quarter, so it trailed most major indexes during the period. In the March quarter of 2003, however, Brandywine fared better than most indexes as the prelude to the Iraq war prompted investors to rethink the highly risky bets they placed in the months before.

   Aggressive investing with little regard to individual-company fundamentals resumed with the commencement and rapid progress of military operations in Iraq. While the continuation of the speculative mentality of the December quarter was the guiding trend, the elimination of pre-war uncertainty also fueled a positive environment for companies with solid fundamentals.

   Brandywine's results improved markedly in the first three quarters of 2003, though it did trail some indexes such as the Russell Midcap Growth as companies we wouldn't own contributed to its rise. For instance, Yahoo, which sports a 2003 price-to-earnings ratio of 101, contributed most to the index's year-to-date performance through September with its 116 percent gain. Meanwhile, Brandywine kept pace with "the market" as measured by the Russell 3000 while outperforming the S&P 500 in this nine-month stretch.

    Comparison of Change in Value of $10,000 Investment in Brandywine Fund,
     S&P 500 INDEX(1)<F3>, NASDAQ Industrials Index(2)<F4> and Russell 3000
                                  Index(3)<F5>

          BRANDYWINE FUND      S&P 500      NASDAQ INDUSTRIALS    RUSSELL 3000
          ---------------      -------      ------------------    ------------
1993           10000            10000              10000              10000
1994            9860            10360               9970               9997
1995           14346            13447              12592              12599
1996           15781            16191              14204              14968
1997           21983            22780              17641              20720
1998           15894            24853              13231              21634
1999           21742            31762              20640              27328
2000           31050            35980              27652              32299
2001           24076            26397              14733              23284
2002           20033            20991              12640              18902
2003           22364            26111              18930              23801

                          AVERAGE ANNUAL TOTAL RETURN
                                                         Since Inception
            1-Year         5-Year        10-Year             12/30/85
            ------         ------        -------         ---------------
            11.64%         7.07%          8.38%               13.14%

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND
                DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(2)<F4> The NASDAQ Industrials is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.
(3)<F5> The Russell 3000, a trademark of the Frank Russell Company, is 3,000 of the largest publicly traded companies in the United States equity market and includes income.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               September 30, 2003

SHARES OR
PRINCIPAL
  AMOUNT                                             COST            VALUE
---------                                            ----            -----

COMMON STOCKS - 97.6% (A)<F7>

            AEROSPACE/DEFENSE - 1.6%
   100,000  DRS Technologies, Inc.*<F6>         $    2,492,062  $    2,413,000
 1,200,000  L-3 Communications
              Holdings, Inc.*<F6>                   49,069,369      51,900,000
                                                --------------  --------------
                                                    51,561,431      54,313,000

                  THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

            APPAREL & SHOE RETAILERS - 1.7%
   850,000  Aeropostale, Inc.*<F6>                  23,037,061      22,992,500
    83,000  Kellwood Co.                             2,774,714       2,776,350
   380,000  The Men's Wearhouse, Inc.*<F6>          10,244,402       9,747,000
   600,000  Talbots, Inc.                           21,528,140      20,910,000
                                                --------------  --------------
                                                    57,584,317      56,425,850

                  THIS SECTOR IS 2.0% BELOW YOUR FUND'S COST.

            AUTOMOTIVE RELATED - 7.4%
   750,000  Advance Auto Parts, Inc.*<F6>           37,581,903      53,175,000
 1,310,200  AutoZone, Inc.*<F6>                    116,480,166     117,302,206
   644,700  Cooper Tire & Rubber Co.                11,228,624      10,231,389
   650,800  Goodyear Tire & Rubber Co.               5,042,661       4,275,756
   300,000  Harman International
             Industries, Inc.                       14,713,877      29,505,000
 1,700,000  Nissan Motor Co., Ltd. SP-ADR           24,550,184      36,941,000
                                                --------------  --------------
                                                   209,597,415     251,430,351

                  THIS SECTOR IS 20.0% ABOVE YOUR FUND'S COST.

            BUILDING RELATED - 3.3%
    56,000  Chicago Bridge & Iron Co.
             N.V. - NYS                              1,218,000       1,520,960
   500,000  Pulte Homes, Inc.                       32,910,789      34,005,000
   686,800  Ryland Group, Inc.                      46,941,274      50,211,948
   660,000  Standard Pacific Corp.                  22,538,703      25,014,000
                                                --------------  --------------
                                                   103,608,766     110,751,908

                  THIS SECTOR IS 6.9% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS EQUIPMENT/SERVICES - 5.5%
 2,550,000  America Movil S.A. de C.V.
             ADR Series L                           53,413,202      58,930,500
   800,000  Andrew Corp.*<F6>                       10,742,708       9,664,000
 5,511,900  Nextel Communications, Inc.*<F6>        82,055,530     108,639,549
   150,000  NII Holdings Inc. Cl B*<F6>              8,955,045       8,902,500
   250,000  Westell Technologies, Inc.*<F6>          2,591,700       1,872,500
                                                --------------  --------------
                                                   157,758,185     188,009,049

                  THIS SECTOR IS 19.2% ABOVE YOUR FUND'S COST.

            COMPUTER/ELECTRONICS - 7.8%
   500,000  Arrow Electronics, Inc.*<F6>             9,464,270       9,195,000
   125,000  AVX Corp.                                1,729,388       1,711,250
   800,000  Computer Sciences Corp.*<F6>            31,998,278      30,056,000
   450,000  Cray, Inc.*<F6>                          4,616,307       4,927,500
   100,000  Dot Hill Systems Corp.*<F6>              1,550,000       1,377,000
   465,000  Enterasys Networks, Inc.*<F6>            1,847,468       1,860,000
 3,695,200  Hewlett-Packard Co.                     75,317,730      71,539,072
 1,279,600  Maxtor Corp.*<F6>                       14,038,754      15,572,732
 1,043,600  PerkinElmer, Inc.                       14,731,476      15,977,516
   300,000  Tektronix, Inc.                          7,573,671       7,425,000
 3,400,000  Teradyne, Inc.*<F6>                     69,643,322      63,240,000
 1,295,000  Vishay Intertechnology, Inc.*<F6>       21,980,124      22,688,400
 1,350,000  Western Digital Corp.*<F6>              17,890,725      17,401,500
                                                --------------  --------------
                                                   272,381,513     262,970,970

                  THIS SECTOR IS 3.5% BELOW YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 10.4%
   875,000  Bank of New York Company, Inc.          27,033,829      25,471,250
   305,000  CACI International Inc.*<F6>             9,853,202      13,069,250
   200,000  Corrections Corporation
             of America*<F6>                         5,273,451       4,934,000
 1,050,000  Diebold, Inc.                           43,910,034      53,182,500
 7,300,000  E*TRADE Group, Inc.*<F6>                64,181,834      67,598,000
   461,000  Fiserv, Inc.*<F6>                       14,162,640      16,729,690
    26,500  Gartner, Inc.*<F6>                         257,278         292,030
   400,000  ITT Educational Services, Inc.*<F6>     12,341,178      19,168,000
   447,300  Northern Trust Corp.                    19,251,262      18,943,155
 2,750,000  State Street Corp.                     119,332,491     123,750,000
    69,300  Sylvan Learning Systems, Inc.*<F6>       1,925,889       1,899,513
   250,000  Total System Services, Inc.              6,543,598       6,587,500
                                                --------------  --------------
                                                   324,066,686     351,624,888

                  THIS SECTOR IS 8.5% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 4.0%
 1,400,000  Brinker International, Inc.*<F6>        41,718,205      46,704,000
   425,000  CBRL Group, Inc.                        16,504,924      15,113,000
 1,570,200  McDonald's Corp.                        27,785,784      36,962,508
 1,500,000  SUPERVALU INC.                          33,989,934      35,790,000
                                                --------------  --------------
                                                   119,998,847     134,569,508

                  THIS SECTOR IS 12.1% ABOVE YOUR FUND'S COST.

            HEALTH CARE RELATED - 5.3%
 1,400,000  Express Scripts, Inc.*<F6>              86,355,316      85,554,000
 1,250,000  Fisher Scientific
             International Inc.*<F6>                49,034,019      49,612,500
 1,325,000  McKesson Corp.                          44,334,498      44,109,250
                                                --------------  --------------
                                                   179,723,833     179,275,750

                  THIS SECTOR IS 0.2% BELOW YOUR FUND'S COST.

            HOME/OFFICE RELATED - 0.7%
    87,200  HON INDUSTRIES Inc.                      2,882,329       3,222,912
   900,000  Leggett & Platt, Inc.                   19,722,706      19,467,000
    85,500  Herman Miller, Inc.                      1,783,767       1,946,835
                                                --------------  --------------
                                                    24,388,802      24,636,747

                  THIS SECTOR IS 1.0% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 2.3%
 1,150,000  Marvel Enterprises, Inc.*<F6>           22,852,221      25,587,500
 1,805,200  Royal Caribbean Cruises Ltd.            52,004,864      50,744,172
                                                --------------  --------------
                                                    74,857,085      76,331,672

                  THIS SECTOR IS 2.0% ABOVE YOUR FUND'S COST.

            MEDIA GROUP - 3.8%
   850,000  Entercom Communications
             Corp.*<F6>                             41,687,128      38,097,000
 3,200,000  Fox Entertainment Group, Inc.*<F6>      96,083,685      89,568,000
                                                --------------  --------------
                                                   137,770,813     127,665,000

                  THIS SECTOR IS 7.3% BELOW YOUR FUND'S COST.

            MEDICAL/DENTAL PRODUCTS & SERVICES - 7.6%
 2,250,000  Baxter International Inc.               67,666,723      65,385,000
 1,350,000  Boston Scientific Corp.*<F6>            89,779,080      86,130,000
 1,600,000  Cytyc Corp.*<F6>                        19,412,031      24,016,000
   625,000  Henry Schein, Inc.*<F6>                 29,661,403      35,443,750
    50,000  Omnicare, Inc.                           1,799,365       1,803,000
   600,000  QLT Inc.*<F6>                           10,357,478       9,594,000
   140,000  Respironics, Inc.*<F6>                   5,142,871       5,856,200
    50,000  Sybron Dental Specialties, Inc.*<F6>     1,143,315       1,253,500
 3,100,000  WebMD Corp.*<F6>                        35,146,598      27,745,000
                                                --------------  --------------
                                                   260,108,864     257,226,450

                  THIS SECTOR IS 1.1% BELOW YOUR FUND'S COST.

            MEDICAL/MANAGED CARE - 5.8%
   225,000  American Medical Security
             Group, Inc.*<F6>                        3,192,969       4,569,750
   300,000  AMERIGROUP Corp.*<F6>                    8,766,268      13,389,000
   975,000  Coventry Health Care, Inc.*<F6>         50,342,692      51,421,500
 2,550,000  UnitedHealth Group Inc.                137,549,898     128,316,000
                                                --------------  --------------
                                                   199,851,827     197,696,250

                  THIS SECTOR IS 1.1% BELOW YOUR FUND'S COST.

            OIL/GAS EXPLORATION & PRODUCTION - 1.2%
 1,550,000  Pioneer Natural Resources Co.*<F6>      36,064,476      39,463,000

                  THIS SECTOR IS 9.4% ABOVE YOUR FUND'S COST.

            OIL/GAS SERVICES - 4.3%
 2,100,000  BJ Services Co.*<F6>                    76,438,142      71,757,000
   100,000  Core Laboratories N.V.*<F6>                984,952       1,405,000
 1,250,000  Nabors Industries, Ltd.*<F6>            47,764,719      46,575,000
 1,000,000  Rowan Companies, Inc.*<F6>              24,551,134      24,580,000
   160,000  Unit Corp.*<F6>                          3,147,297       3,014,400
                                                --------------  --------------
                                                   152,886,244     147,331,400

                  THIS SECTOR IS 3.6% BELOW YOUR FUND'S COST.

            PHARMACEUTICALS - 2.4%
   525,000  Biovail Corp.*<F6>                      19,968,384      19,503,750
   315,000  K-V Pharmaceutical Co.*<F6>              4,551,836       7,087,500
   800,000  Pharmaceutical Resources, Inc.*<F6>     37,724,860      54,576,000
   125,000  QIAGEN N.V.*<F6>                         1,218,000       1,326,250
                                                --------------  --------------
                                                    63,463,080      82,493,500

                  THIS SECTOR IS 30.0% ABOVE YOUR FUND'S COST.

            SEMICONDUCTOR RELATED - 6.0%
 6,450,000  Agere Systems Inc.*<F6>                 17,823,542      19,801,500
 1,800,000  Fairchild Semiconductor
             International, Inc.*<F6>               30,108,449      29,844,000
 4,350,000  Flextronics International Ltd.*<F6>     57,795,979      61,857,000
   135,000  Lexar Media, Inc.*<F6>                     954,477       2,303,100
 2,700,000  Micron Technology, Inc.*<F6>            38,956,794      36,234,000
   200,000  Semtech Corp.*<F6>                       3,812,910       3,702,000
 2,200,000  Texas Instruments Inc.                  50,021,892      50,160,000
                                                --------------  --------------
                                                   199,474,043     203,901,600

                  THIS SECTOR IS 2.2% ABOVE YOUR FUND'S COST.

            SOFTWARE - 7.1%
   300,000  Autodesk, Inc.                           5,220,093       5,106,000
 1,350,000  DST Systems, Inc.*<F6>                  51,612,435      50,760,000
 8,065,000  Oracle Corp.*<F6>                      102,795,819      90,731,250
 1,900,000  PeopleSoft, Inc.*<F6>                   34,022,906      34,713,000
   647,300  Reynolds & Reynolds Co.                 16,277,258      17,833,115
   185,000  SERENA Software, Inc.*<F6>               3,576,273       3,413,250
 1,400,000  SunGard Data Systems Inc.*<F6>          36,545,188      36,834,000
                                                --------------  --------------
                                                   250,049,972     239,390,615

                  THIS SECTOR IS 4.3% BELOW YOUR FUND'S COST.

            SPECIALTY RETAILING - 8.2%
   715,000  Barnes & Noble, Inc.*<F6>               16,226,697      18,168,150
   150,000  Bombay Company, Inc.*<F6>                1,458,726       1,477,500
 1,200,000  Borders Group, Inc.*<F6>                21,817,092      22,704,000
   900,000  Hollywood Entertainment Corp.*<F6>      14,211,364      15,300,000
 1,650,000  Home Depot, Inc.                        47,048,940      52,552,500
   450,000  Michaels Stores, Inc.                   20,318,978      18,342,000
   436,300  Regis Corp.                             12,448,256      14,005,230
 1,588,400  Staples, Inc.*<F6>                      32,527,921      37,867,456
 3,441,600  Williams-Sonoma, Inc.*<F6>             103,461,179      92,854,368
   200,000  Yankee Candle Company, Inc.*<F6>         4,036,120       5,096,000
                                                --------------  --------------
                                                   273,555,273     278,367,204

                  THIS SECTOR IS 1.8% ABOVE YOUR FUND'S COST.

            TRANSPORTATION RELATED - 0.5%
   125,000  ExpressJet Holdings, Inc.*<F6>           1,762,178       1,725,000
   225,000  Frontier Airlines, Inc.*<F6>             3,815,645       3,699,000
   457,100  Werner Enterprises, Inc.                10,084,671      10,495,016
                                                --------------  --------------
                                                    15,662,494      15,919,016

                  THIS SECTOR IS 1.6% ABOVE YOUR FUND'S COST.

            MISCELLANEOUS - 0.7%
   100,000  GrafTech International Ltd.*<F6>           762,495         800,000
   190,000  Peabody Energy Corp.                     6,029,537       5,960,300
   175,000  StanCorp Financial Group, Inc.           9,489,242      10,053,750
   970,000  Tesoro Petroleum Corp.*<F6>              7,360,565       8,206,200
                                                --------------  --------------
                                                    23,641,839      25,020,250

                  THIS SECTOR IS 5.8% ABOVE YOUR FUND'S COST.

                                                --------------  --------------
            Total common stocks                  3,188,055,805   3,304,813,978

SHORT-TERM INVESTMENTS - 2.7% (A)<F7>

            COMMERCIAL PAPER - 2.6%
$27,000,000 Alcoa Inc.,
            due 10/01/03, discount of 1.13%         27,000,000      27,000,000
 63,000,000 Mortgage Interest Networking Trust,
            due 10/01/03 -- 10/02/03,
            discounts of 1.10%                      62,999,083      62,999,083
                                                --------------  --------------
            Total commercial paper                  89,999,083      89,999,083

            VARIABLE RATE DEMAND NOTE - 0.1%
  2,741,458 U.S. Bank, N.A.                          2,741,458       2,741,458
                                                --------------  --------------
            Total short-term investments            92,740,541      92,740,541
                                                --------------  --------------
            Total investments                   $3,280,796,346   3,397,554,519
                                                --------------
                                                --------------
            Liabilities, less cash and
            receivables (0.3%) (A)<F7>                             (11,964,969)
                                                                --------------
             NET ASSETS                                         $3,385,589,550
                                                                --------------
                                                                --------------
            Net Asset Value Per Share
            ($0.01 par value 500,000,000
            shares authorized), offering
            and redemption price
            ($3,385,589,550 / 158,968,441
            shares outstanding)                                         $21.30
                                                                        ------
                                                                        ------

 *<F6>  Non-dividend paying security.
(a)<F7> Percentages for the various classifications relate to net assets. NYS - NY Registered Shares
ADR -- American Depository Receipts

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2003

INCOME:
   Dividends                                                      $ 15,527,322
   Interest                                                          1,859,013
                                                                  ------------
       Total income                                                 17,386,335

EXPENSES:
   Management fees                                                  31,476,934
   Transfer agent fees                                               1,190,983
   Administrative services                                             547,585
   Printing and postage expense                                        357,437
   Custodian fees                                                      308,022
   Board of Directors fees                                             114,039
   Registration fees                                                    47,403
   Professional fees                                                    44,583
   Other expenses                                                       50,924
                                                                  ------------
       Total expenses                                               34,137,910
                                                                  ------------
NET INVESTMENT LOSS                                                (16,751,575)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                   204,896,466
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             156,935,580
                                                                  ------------
NET GAIN ON INVESTMENTS                                            361,832,046
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $345,080,471
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2003 and 2002

                                                                                           2003                2002
                                                                                           ----                ----
OPERATIONS:
   Net investment loss                                                                $  (16,751,575)     $  (20,527,578)
   Net realized gain (loss) on investments                                               204,896,466        (403,830,527)
   Net increase (decrease) in unrealized appreciation on investments                     156,935,580        (234,611,174)
                                                                                      --------------      --------------
       Net increase (decrease) in net assets resulting from operations                   345,080,471        (658,969,279)
                                                                                      --------------      --------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (21,107,528 and 21,852,014 shares, respectively)          410,081,518         479,222,817
   Cost of shares redeemed (29,685,813 and 41,977,386 shares, respectively)             (566,431,690)       (926,380,230)
                                                                                      --------------      --------------
       Net decrease in net assets derived from Fund share activities                    (156,350,172)       (447,157,413)
                                                                                      --------------      --------------
       TOTAL INCREASE (DECREASE)                                                         188,730,299      (1,106,126,692)

NET ASSETS AT THE BEGINNING OF THE YEAR                                                3,196,859,251       4,302,985,943
                                                                                      --------------      --------------
NET ASSETS AT THE END OF THE YEAR                                                     $3,385,589,550      $3,196,859,251
                                                                                      --------------      --------------
                                                                                      --------------      --------------

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                        YEARS ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------
                                                     2003           2002           2001           2000           1999
                                                     ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                  $19.08         $22.93         $46.23         $35.09         $25.99
Income from investment operations:
   Net investment loss(1)<F8>                        (0.10)         (0.12)         (0.09)         (0.25)         (0.20)
   Net realized and unrealized gains (losses)
    on investments                                    2.32          (3.73)         (7.10)         14.51           9.64
                                                    ------         ------         ------         ------         ------
Total from investment operations                      2.22          (3.85)         (7.19)         14.26           9.44
                                                    ------         ------         ------         ------         ------

Less distributions:
   Dividend from net investment income                  --             --             --             --          (0.27)
   Distributions from net realized gains                --             --         (16.11)         (3.12)         (0.07)
                                                    ------         ------         ------         ------         ------
Total from distributions                                --             --         (16.11)         (3.12)         (0.34)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $21.30         $19.08         $22.93         $46.23         $35.09
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                              11.64%        (16.79%)       (22.46%)        42.81%         36.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)             3,385,590      3,196,859      4,302,986      5,983,163      4,194,917
Ratio of expenses to average net assets               1.09%          1.08%          1.06%          1.04%          1.05%
Ratio of net investment loss
   to average net assets                             (0.53%)        (0.52%)        (0.32%)        (0.61%)        (0.66%)
Portfolio turnover rate                              279.3%         272.9%         284.3%         244.0%         208.7%

(1)<F8> In 2003, 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                       MANAGEMENT'S DISCUSSION OF RESULTS
                              BRANDYWINE BLUE FUND

   Brandywine Blue follows an investment strategy based on the earnings prospects of individual companies. While earnings did not drive stock prices among larger-cap stocks in the first three months of the year ended September 30, 2003, Brandywine Blue's consistent focus on individual-company fundamentals enabled the Fund to outpace large-cap indexes over the final nine months of the period.

   The prospect of war and economic uncertainty contributed to an ugly start to the 12 months through September, with major indexes hitting multiyear lows on October 9, 2002. Mild signs of life on the economic front, however, quickly changed the market's mood, sparking a rally from depressed levels.

   Speculation marked the December quarter of 2002, as investors made sector bets on semiconductors and other broad groups based on general optimism about the economy rather than the actual earnings prospects of the companies in the sectors. For example, the Philadelphia Stock Exchange Semiconductor Index grew 21 percent in the quarter even as 2003 earnings estimates for the companies in the index fell 25 percent.

   Brandywine Blue's avoidance of companies with weak fundamentals kept it from the stocks that fared best in this climate and, as a result, the Fund didn't keep pace with large-cap indexes in this three-month period. Soon after, the prelude to war in Iraq prompted investors to rethink the highly risky bets they placed in the months before, fueling a cautious March-quarter environment in which Brandywine Blue outperformed the S&P 500 and Russell 1000.

   The environment grew increasingly positive with the commencement of the Iraq war and the ensuing military progress. The improved geopolitical backdrop allowed investors to shift their focus to the strong earnings trends and reasonable prices among Brandywine Blue's holdings, fueling double-digit June-quarter results. Following the significant gains of the June quarter, Brandywine Blue and large-cap indexes posted more modest gains in the September quarter.

   The same strategy that prevented Brandywine Blue from fully participating in the speculative rally of the December quarter positioned the Fund to outperform in the first nine months of 2003. Brandywine Blue grew 16.2 percent in the nine months through September versus gains in the S&P 500 and Russell 1000 of 14.7 and 15.7 percent.

  Comparison of Change in Value of $10,000 Investment in Brandywine Blue Fund,
    S&P 500 INDEX(1)<F9>, NASDAQ Industrials Index(2)<F10> and Russell 1000
                                 Index(3)<F11>

        BRANDYWINE BLUE FUND     S&P 500    NASDAQ INDUSTRIALS    RUSSELL 3000
        --------------------     -------    ------------------    ------------
1993            10000             10000            10000              10000
1994            10280             10360             9970               9981
1995            14680             13447            12592              12634
1996            15986             16191            14204              15091
1997            22637             22780            17641              20932
1998            16638             24853            13231              22416
1999            22495             31762            20640              28461
2000            30463             35980            27652              33530
2001            24395             26397            14733              24001
2002            20949             20991            12640              19318
2003            24498             26111            18930              24175

                          AVERAGE ANNUAL TOTAL RETURN

                                                    Since Inception
            1-Year         5-Year        10-Year        01/10/91
            ------         ------        -------    ---------------
            16.94%         8.05%          9.37%          13.33%

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND
                DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)<F9> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(2)<F10> The NASDAQ Industrials is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.
(3)<F11> The Russell 1000, a trademark of the Frank Russell Company, is the largest 1,000 companies of the 3,000 largest publicly traded companies in the United States equity market and includes income.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                               September 30, 2003

 SHARES OR
 PRINCIPAL
  AMOUNT                                                COST          VALUE
 ---------                                              ----          -----

COMMON STOCKS - 91.9% (A)<F13>

             AUTOMOTIVE RELATED - 6.9%
    160,000  AutoZone, Inc.*<F12>                  $ 14,322,843   $ 14,324,800
    329,100  Nissan Motor Co., Ltd. SP-ADR            4,746,955      7,151,343
                                                   ------------   ------------
                                                     19,069,798     21,476,143

                  THIS SECTOR IS 12.6% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 2.9%
    373,000  Masco Corp.                              9,194,995      9,131,040

                  THIS SECTOR IS 0.7% BELOW YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 8.9%
    519,900  America Movil S.A. de C.V.
              ADR Series L                           10,832,811     12,014,889
    799,400  Nextel Communications, Inc.*<F12>       11,713,852     15,756,174
                                                   ------------   ------------
                                                     22,546,663     27,771,063

                  THIS SECTOR IS 23.2% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 6.3%
    203,600  Computer Sciences Corp.*<F12>            8,190,806      7,649,252
    615,000  Hewlett-Packard Co.                     12,517,848     11,906,400
                                                   ------------   ------------
                                                     20,708,654     19,555,652

                  THIS SECTOR IS 5.6% BELOW YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 10.2%
    250,000  Bank of New York Company, Inc.           7,732,542      7,277,500
    146,800  Fiserv, Inc.*<F12>                       4,520,631      5,327,372
    100,000  Northern Trust Corp.                     4,316,618      4,235,000
    300,000  State Street Corp.                      12,940,181     13,500,000
     61,200  Total System Services, Inc.              1,617,768      1,612,620
                                                   ------------   ------------
                                                     31,127,740     31,952,492

                  THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 2.7%
    358,400  McDonald's Corp.                         6,334,301      8,436,736

                  THIS SECTOR IS 33.2% ABOVE YOUR FUND'S COST.

             HEALTH CARE RELATED - 2.2%
    205,500  McKesson Corp.                           6,707,004      6,841,095

                  THIS SECTOR IS 2.0% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 2.9%
    320,000  Royal Caribbean Cruises Ltd.             9,158,294      8,995,200

                  THIS SECTOR IS 1.8% BELOW YOUR FUND'S COST.

             MEDIA GROUP - 3.9%
    440,000  Fox Entertainment Group, Inc.*<F12>     13,277,792     12,315,600

                  THIS SECTOR IS 7.2% BELOW YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS & SERVICES - 7.4%
    400,000  Baxter International Inc.               12,008,407     11,624,000
    180,000  Boston Scientific Corp.*<F12>           11,988,135     11,484,000
                                                   ------------   ------------
                                                     23,996,542     23,108,000

                  THIS SECTOR IS 3.7% BELOW YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 4.8%
    300,000  UnitedHealth Group Inc.                 16,004,571     15,096,000

                  THIS SECTOR IS 5.7% BELOW YOUR FUND'S COST.

             OIL/GAS SERVICES - 5.4%
    300,000  BJ Services Co.*<F12>                   10,835,949     10,251,000
    180,000  Nabors Industries, Ltd.*<F12>            6,787,732      6,706,800
                                                   ------------   ------------
                                                     17,623,681     16,957,800

                  THIS SECTOR IS 3.8% BELOW YOUR FUND'S COST.

             PHARMACEUTICALS - 1.0%
     84,900  Biovail Corp.*<F12>                      3,229,312      3,154,035

                  THIS SECTOR IS 2.3% BELOW YOUR FUND'S COST.

             SEMICONDUCTOR RELATED - 9.5%
    598,200  Flextronics International Ltd.*<F12>     7,945,583      8,506,404
    653,000  Micron Technology, Inc.*<F12>            9,366,822      8,763,260
    546,500  Texas Instruments Inc.                  12,621,691     12,460,200
                                                   ------------   ------------
                                                     29,934,096     29,729,864

                  THIS SECTOR IS 0.7% BELOW YOUR FUND'S COST.

             SOFTWARE - 7.0%
  1,050,000  Oracle Corp.*<F12>                      13,333,159     11,812,500
    279,000  PeopleSoft, Inc.*<F12>                   4,960,775      5,097,330
    185,600  SunGard Data Systems Inc.*<F12>          4,877,385      4,883,136
                                                   ------------   ------------
                                                     23,171,319     21,792,966

                  THIS SECTOR IS 5.9% BELOW YOUR FUND'S COST.

             SPECIALTY RETAILING - 9.9%
    305,000  Costco Wholesale Corp.*<F12>             9,177,968      9,500,750
    350,000  Home Depot, Inc.                         9,308,122     11,147,500
    435,000  Staples, Inc.*<F12>                      8,863,549     10,370,400
                                                   ------------   ------------
                                                     27,349,639     31,018,650

                  THIS SECTOR IS 13.4% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
             Total common stocks                    279,434,401    287,332,336

SHORT-TERM INVESTMENTS - 5.8% (A)<F13>

             COMMERCIAL PAPER - 4.8%
$ 4,000,000  Alcoa Inc.,
             due 10/01/03, discount of 1.13%          4,000,000      4,000,000
 11,000,000  Mortgage Interest Networking Trust,
             due 10/01/03 -- 10/02/03,
             discounts of 1.10%                      10,999,847     10,999,847
                                                   ------------   ------------
             Total commercial paper                  14,999,847     14,999,847

             VARIABLE RATE DEMAND NOTE - 1.0%
  3,308,047  U.S. Bank, N.A.                          3,308,047      3,308,047
                                                   ------------   ------------
             Total short-term investments            18,307,894     18,307,894
                                                   ------------   ------------
             Total investments                     $297,742,295    305,640,230
                                                   ------------
                                                   ------------
             Cash and receivables, less
             liabilities 2.3% (A)<F13>                               7,085,430
                                                                  ------------
              NET ASSETS                                          $312,725,660
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($312,725,660 / 14,614,577
             shares outstanding)                                        $21.40
                                                                        ------
                                                                        ------

  *<F12>  Non-dividend paying security.
(a)<F13> Percentages for the various classifications relate to net assets. ADR -- American Depository Receipts

                            Statement of Operations
                     For the Year Ended September 30, 2003

INCOME:
   Dividends                                                       $ 1,658,649
   Interest                                                            250,751
                                                                   -----------
       Total income                                                  1,909,400
                                                                   -----------
EXPENSES:
   Management fees                                                   2,618,506
   Administrative services                                             139,140
   Transfer agent fees                                                  53,484
   Professional fees                                                    46,629
   Registration fees                                                    41,278
   Board of Directors fees                                              33,570
   Custodian fees                                                       21,217
   Printing and postage expense                                         11,416
   Other expenses                                                       12,716
                                                                   -----------
       Total expenses                                                2,977,956
                                                                   -----------
NET INVESTMENT LOSS                                                 (1,068,556)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    32,634,458
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               8,824,716
                                                                   -----------
NET GAIN ON INVESTMENTS                                             41,459,174
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $40,390,618
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                              BRANDYWINE BLUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2003 and 2002

                                                                                            2003                2002
                                                                                            ----                ----
OPERATIONS:
   Net investment loss                                                                  $ (1,068,556)       $   (645,110)
   Net realized gain (loss) on investments                                                32,634,458         (24,371,957)
   Net increase (decrease) in unrealized appreciation on investments                       8,824,716         (10,561,189)
                                                                                        ------------        ------------
       Net increase (decrease) in net assets resulting from operations                    40,390,618         (35,578,256)
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (4,710,513 and 2,442,936 shares, respectively)             93,274,187          49,601,985
   Cost of shares redeemed (1,993,790 and 3,303,815 shares, respectively)                (38,676,807)        (68,233,500)
                                                                                        ------------        ------------
       Net increase (decrease) in net assets derived from Fund share activities           54,597,380         (18,631,515)
                                                                                        ------------        ------------
       TOTAL INCREASE (DECREASE)                                                          94,987,998         (54,209,771)

NET ASSETS AT THE BEGINNING OF THE YEAR                                                  217,737,662         271,947,433
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                       $312,725,660        $217,737,662
                                                                                        ------------        ------------
                                                                                        ------------        ------------

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                             YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2003           2002           2001           2000           1999
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $18.30         $21.31         $37.39         $29.46         $22.13

Income from investment operations:
   Net investment loss(1)<F14>                            (0.08)         (0.05)         (0.05)         (0.21)         (0.18)
   Net realized and unrealized gains (losses)
    on investments                                         3.18          (2.96)         (5.32)         10.32           7.85
                                                         ------         ------         ------         ------         ------
Total from investment operations                           3.10          (3.01)         (5.37)         10.11           7.67

Less distributions:
   Dividend from net investment income                       --             --             --             --          (0.21)
   Distributions from net realized gains                     --             --         (10.71)         (2.18)         (0.13)
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --             --         (10.71)         (2.18)         (0.34)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $21.40         $18.30         $21.31         $37.39         $29.46
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                   16.94%        (14.12%)       (19.92%)        35.53%         35.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                    312,726        217,738        271,947        407,839        311,984
Ratio of expenses to average net assets                    1.14%          1.13%          1.09%          1.07%          1.08%
Ratio of net investment loss
   to average net assets                                  (0.41%)        (0.26%)        (0.18%)        (0.56%)        (0.67%)
Portfolio turnover rate                                   300.0%         310.7%         274.5%         245.7%         228.4%

(1)<F14> In 2003, 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                              The Brandywine Funds
                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2003

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Funds"). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

     Each Director who is not affiliated with the Funds receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the respective Funds. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Fund. The Funds maintain their proportionate share of the Fund's liability for deferred fees.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS

     For the year ended September 30, 2003, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Brandywine Fund were $8,461,733,330 and $8,583,599,828, respectively; purchases and proceeds of sales of investment securities (excluding short-term investments) for the Blue Fund were $764,939,209 and $730,764,052, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 2003, liabilities of each Fund included the following:

                                                       Brandywine       Blue
                                                          Fund          Fund
                                                       ----------       ----
     Payable to brokers for investments purchased     $51,122,399   $2,693,737
     Payable to Adviser for management fees             2,867,397      262,824
     Deferred compensation plan for Directors             260,856       67,841
     Payable to shareholders for redemptions              125,740           --
     Other liabilities                                    421,660       46,345

(6)  SOURCES OF NET ASSETS
     As of September 30, 2003, the sources of net assets were as follows:

                                                    Brandywine         Blue
                                                       Fund            Fund
                                                    ----------         ----
     Fund shares issued and outstanding           $4,555,672,318  $358,817,519
     Net unrealized appreciation on investments      116,758,173     7,897,935
     Accumulated net realized losses              (1,286,840,941)  (53,989,794)
                                                  --------------  ------------
                                                  $3,385,589,550  $312,725,660
                                                  --------------  ------------
                                                  --------------  ------------

(7)  INCOME TAX INFORMATION

     The following information for the Funds is presented on an income tax basis as of September 30, 2003:

                                                GROSS            GROSS         NET UNREALIZED    DISTRIBUTABLE   DISTRIBUTABLE
                               COST OF        UNREALIZED       UNREALIZED       APPRECIATION       ORDINARY        LONG-TERM
                             INVESTMENTS     APPRECIATION     DEPRECIATION     ON INVESTMENTS       INCOME       CAPITAL GAINS
                             -----------     ------------     ------------     --------------    -------------   -------------
     Brandywine Fund        $3,284,478,885   $213,553,259     $100,477,625      $113,075,634      $         0     $          0
     Brandywine Blue Fund   $  297,742,295   $ 16,034,753     $  8,136,818      $  7,897,935      $         0     $          0

     The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended September 30, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2011), as of September 30, 2003, and tax basis post-October losses as of September 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                    SEPTEMBER 30, 2003                                SEPTEMBER 30, 2002
                            ----------------------------------------------------------------     -----------------------------
                               ORDINARY       LONG-TERM        NET CAPITAL                         ORDINARY        LONG-TERM
                                INCOME      CAPITAL GAINS         LOSS          POST-OCTOBER        INCOME       CAPITAL GAINS
                            DISTRIBUTIONS   DISTRIBUTIONS      CARRYOVERS          LOSSES        DISTRIBUTIONS   DISTRIBUTIONS
                            -------------   -------------      ----------       ------------     -------------   -------------
     Brandywine Fund         $         0     $         0     $1,288,142,310     $         0      $          0     $         0
     Brandywine Blue Fund    $         0     $         0      $  53,348,440     $         0      $          0     $         0

  The Brandywine Fund and Blue Fund have utilized $370,353,672 and $23,883,957, respectively, of their post-October losses from the prior year to increase current year net capital losses or reduce any net capital gains.

  Since there were no ordinary distributions paid for either Fund for the year ended September 30, 2003, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

(PRICEWATERHOUSECOOPERS LOGO)

100 EAST WISCONSIN AVENUE
SUITE 1500
MILWAUKEE, WI 53202
(414) 212-1600

                         REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
 OF BRANDYWINE FUND, INC. AND BRANDYWINE BLUE FUND

In our opinion, the accompanying statements of net assets of Brandywine Fund, Inc. and Brandywine Blue Fund (a series of the Brandywine Blue Fund, Inc.) (the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds at September 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 10, 2003

        BRANDYWINE FUND AND BRANDYWINE BLUE FUND DIRECTORS AND OFFICERS

"Disinterested Persons" of the Funds

                              Term of Office and Length of
                              Time Served and Number of
Name, Age, Address            Portfolios in Fund Complex         Principal Occupation                    Other Directorships Held
and Position                  Overseen by Director or Officer    During Past Five Years                  by Director or Officer
------------------            -------------------------------    ----------------------                  ------------------------
Robert F. Birch, 67           Indefinite Term                    Mr. Birch has been Chairman and         Hyperion Funds
8 Knollwood Drive             since October, 2001                President of the New America High       (4 portfolios), New
Dover, MA 02030               3 Portfolios                       Income Fund since 1992, a high-         America High Income Fund
Director                                                         yield bond fund traded on the New
                                                                 York Stock Exchange.

C. Quentin S. Jackson, 59     Indefinite Term                    Mr. Jackson is President and Chief      None
c/o Nuclear Electric          since October, 2001                Executive Officer of Nuclear Electric
   Insurance Ltd.             3 Portfolios                       Insurance Ltd., a multibillion-dollar
1201 Market Street                                               company mutually owned by energy
Suite 1200                                                       companies. He has been with Nuclear
Wilmington, DE 19801                                             Electric since 1980.
Director

Stuart A. McFarland, 56       Indefinite Term                    Mr. McFarland is a Managing Partner     Basic 100 Inc., NCRIC
c/o Federal City              since October, 2001                at Federal City Capital Advisors.       group, Inc. and Newcastle
   Capital Advisors           3 Portfolios                       From 1999 until 2002, he served as      Investment Corporation
3000 K Street NW, Suite 125                                      President and Chief Executive of
Washington, DC 20007                                             Pedestal Inc. Mr. McFarland also
Director                                                         served as Chief Financial Officer
                                                                 of Fannie Mae, and an officer of
                                                                 G.E. Capital.

W. Richard Scarlett III, 64   Indefinite Term                    Mr. Scarlett is Chairman, President     United Bancorporation
c/o United Bancorporation     since October, 2001                and Chief Executive Officer of United   of Wyoming, Inc.
  of Wyoming, Inc.            3 Portfolios                       Bancorporation of Wyoming, Inc.,
112 Center Street                                                having been with the Bank since 1981.
Jackson, WY 83001
Director

Marvin N. Schoenhals, 56      Indefinite Term                    Mr. Schoenhals is Chairman and          WSFS Financial Corp.
c/o WSFS Corporation          since October, 1998                President of WSFS Financial Corporation,
838 Market Street             3 Portfolios                       a bank holding company. Mr. Schoenhals
Wilmington, DE 19801                                             first began serving as a Brandywine
Director                                                         Funds director in 1998.

James W. Zug, 63              Indefinite Term                    Mr. Zug is a retired Partner of         Episcopal Academy, Kimmel
5 Radnor Corporate Center,    since October, 2001                PricewaterhouseCoopers LLP. He was      Center for the Performing
  Suite 520                   3 Portfolios                       employed with PricewaterhouseCoopers    Arts, Philadelphia
100 Matsonford Road                                              and its predecessors from 1964 until    Orchestra, Merion Golf
Radnor, PA 19087                                                 2000.                                   Club, SPS Technologies,
Director                                                                                                 Stackpole, Ltd., and Amkor
                                                                                                         Technologies.

"Interested Persons" of the Funds*<F15>

William F. D'Alonzo, 48       Indefinite Term since              Mr. D'Alonzo joined Friess Associates   Delaware Community
c/o Friess Associates         October, 2001                      in 1981 as part of the research team,   Foundation, Delaware Wild
3711 Kennett Pike             Vice President since               became Chief Investment Officer in      Lands, United Way of
Greenville, DE 19807          1990                               1997 and Chief Executive Officer in     Delaware's Alexis de
Director and Vice President   3 Portfolios                       2002.                                   Tocqueville Society,
                                                                                                         Delaware Safety Council,
                                                                                                         and Ducks Unlimited.

Foster S. Friess, 63          Indefinite Term since              Mr. Friess founded Friess               The Advisory Council of the
c/o Friess Associates         October, 1985                      Associates in 1974 with his wife,       Royal Swedish Academy of
115 East Snow King Avenue     President and                      Lynnette E. Friess. Serving as          Science of Stockholm, The
Jackson, WY 83001             Treasurer since 1985               Chairman of the Board since             Council for National
Director, President and       3 Portfolios                       Brandywine's inception in 1985,         Policy, and the John M.
Treasurer                                                        he also serves as Chairman of           Templeton Foundation.
                                                                 Friess Associates, LLC, the Funds'
                                                                 advisor.

Lynda J. Campbell, 57         Vice President                     Ms. Campbell joined Friess Associates   Mom's House of
c/o Friess Associates         since 1998                         in 1985, the year of Brandywine Fund's  Wilmington Inc.
3711 Kennett Pike             Secretary since 1990               inception. Ms. Campbell is currently
Greenville, DE 19807          3 Portfolios                       Chief Administrative Officer of Friess
Vice President and Secretary                                     Associates of Delaware, LLC.

Carl S. Gates, 71             Vice President                     Mr. Gates joined Friess Associates in   None
c/o Friess Associates         since 1994                         1988, following 34 years at the DuPont
3711 Kennett Pike             3 Portfolios                       Co., where he ran the half-a-billion-
Greenville, DE 19807                                             dollar-a-year Riston Division.
Vice President

Christopher G. Long, 37       Vice President                     Mr. Long joined Friess Associates in    Marion T. Academy, Young de
c/o Friess Associates         since 2002                         1996, and became Chief Operating        Tocqueville Society of the
3711 Kennett Pike             3 Portfolios                       Officer of Friess Associates of         United Way of Delaware,
Greenville, DE 19807                                             Delaware, LLC in 2001.                  member of The Council for
Vice President                                                                                           National Policy.

David D. Marky, 38            Vice President                     Mr. Marky joined Friess Associates      None
c/o Friess Associates         since 2002                         in 2000, following 13 years with
3711 Kennett Pike             3 Portfolios                       PFPC, Inc., where he served as a
Greenville, DE 19807                                             Director of Fund Accounting and
Vice President                                                   Administration. He currently serves
                                                                 as Compliance Officer for Friess
                                                                 Associates.

Paul R. Robinson, 80          Vice President                     Mr. Robinson has been a consultant      None
c/o Friess Associates         since 1990                         to Friess Associates since June 1985,
3711 Kennett Pike             3 Portfolios                       just six months before Brandywine
Greenville, DE 19807                                             Fund's launch. Prior to Friess
Vice President                                                   Associates, Mr. Robinson spent 40
                                                                 years at the DuPont Co.

For additional information about the Directors and Officers, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

*<F15> Messrs. D'Alonzo, Friess, Gates, Long, Marky and Robinson and Ms.
       Campbell are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Funds and employees of Friess Associates, LLC.

CAPITAL GAINS UPDATE . . .

   Both Brandywine and Brandywine Blue realized net capital gains during the fiscal year ended September 2003, but those gains were less than the capital loss carry-forward from prior years. As a result, there will be no October capital gains distribution, and it is unlikely there will be a year-end distribution. Brandywine and Brandywine Blue finished September with net realized loss positions of approximately $8.10 and $3.70 per share, meaning the Funds can realize gains equal to those amounts before triggering a taxable capital gains distribution. These numbers will change, so please look to future quarterly reports for updated estimates.

   THE BRANDYWINE FUNDS HIGHLIGHTED IN THE LIST OF "Who Runs the Best Funds -- 10 Families That Still Do It Right."
                                                    Kiplinger's, August 2003

   BRANDYWINE FUND HIGHLIGHTED AMONG "OUR FAVORITE MID-CAP GROWTH FUNDS" by Morningstar Analysts. "This is an aggressive fund with a sensitive side
   . . . it has been one of the least volatile funds in the category because it sets high standards for the companies it owns."
                                            Morningstar.com, October 6, 2003

                      P.O. Box 4166, Greenville, DE 19807
   (800) 656-3017           www.brandywinefunds.com          bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Auditors: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice
 President; Christopher Long, Vice President; David Marky, Vice President; and
                         Paul Robinson, Vice President

                          Report Editor: Chris Aregood
            Report Staff: Dave Marky, Adam Rieger, Rebecca Schuster

   This material is appropriate for use by prospective investors only when preceded or accompanied by a current Brandywine Funds' prospectus. Past
                                                                   ----
performance does not guarantee future results. The principal value and
----------------------------------------------
investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 9/30/03, unless listed in the accompanying financial statements.

   The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26 percent of the total market capitalization of the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Philadelphia Stock Exchange Semiconductor Index is a price-weighted index composed of 18 companies primarily involved in the design, distribution, manufacture and sale of semiconductors.

   As of September 30, 2003, the Russell 1000 Index's average annual total returns for 1, 5 and 10 years were 25.14, 1.52 and 9.91 percent; the Russell 3000 Index's were 25.92, 1.93 and 9.68; the Russell Midcap Index's were 32.63,
8.06 and 10.86; the Russell Midcap Growth Index's were 38.89, 4.49 and 8.50; and the S&P 500 Index's were 24.40, 1.00 and 10.05 percent. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 10 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that 3 members of its audit committee, Mr. Stuart A. McFarland, Mr. Marvin N. Schoenhals and Mr. James W. Zug, are audit committee financial experts. Messrs. McFarland, Schoenhals and Zug are "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------
Not applicable.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
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MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The disclosure controls and procedures of the Brandywine Fund, Inc. are periodically evaluated. As of October 22, 2003, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the Brandywine Fund, Inc. are periodically evaluated. Since, October 22, 2003, the date of the last evaluation, there have been no significant changes in the Brandywine Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 10. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.  Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Brandywine Fund, Inc.
     ---------------------
     Registrant

     By  /s/ William F. D'Alonzo
         -----------------------------------------------
         William F. D'Alonzo Principal Executive Officer

     Date   10/22/03
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     Brandywine Fund, Inc.
     ---------------------
     Registrant

     By   /s/ William F. D'Alonzo
          ------------------------------------------------
          William F. D'Alonzo, Principal Financial Officer

     Date   10/22/03
           ----------------------------------